Exhibit 10.4

BRITISH COLUMBIA
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:      Mineral

MINING DIVISION:               Liard

SELLER:

I, Lorne B. Warren, Box 662, Smithers, British Columbia V0J 2N0, (250) 847-3612, Client Number 128313

PURCHASER:

Kerry Nagy, 18 - 1765 Paddock Street, Coquitlam, British Columbia V3E 3J1, Client Number 144228.

For and in consideration of the sum of ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Number Or Lease Type	Tenure Number	Percentage Of Title Being Sold
Mount	385784	50%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

DATE:   April 10, 2002

/s/  Lorne B. Warren
Lorne B. Warren

/s/ illegible
Witness